Prospectus Supplement	January 28, 2009

PUTNAM GLOBAL HEALTH CARE FUND Prospectus dated December 30, 2008

The section Who oversees and manages the fund? is supplemented to reflect that Kelsey Chen and Christopher Stevo now are the only officers of Putnam Management primarily responsible for the day-to-day management of the fund's portfolio. Positions held by Ms. Chen over the past five years and her fund holdings are set forth in the prospectus.

Mr. Stevo was appointed a portfolio manager of the fund in January, 2009. From 1999 to the present, he has been employed by Putnam Management, currently as an Analyst. He owned fund shares valued at $10,001-$50,000 as of December 31, 2008. Mr. Stevo owned shares in all Putnam funds valued at $500,001-$1,000,000 as of December 31, 2008.

PUTNAM INVESTMENTS	255220 1/09